                                                                     EXHIBIT 4.6

--------------------------------------------------------------------------------


                              QUADRAMED CORPORATION

                                       and

                        THE BANK OF NEW YORK, as Trustee

                              --------------------

                             SUBORDINATED INDENTURE

                             Dated as of May 1, 1998

                              --------------------


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

                             CROSS REFERENCE SHEET*

                                     Between

      Provisions of Trust Indenture Act (as defined herein) and Indenture dated as of May 1, 1998 between QuadraMed Corporation and The Bank of New York,
Trustee:

SECTION OF THE ACT                                                      SECTION OF INDENTURE

310(a)(1) and (2)........................................................................6.9
310(a)(3) and (4)...............................................................Inapplicable
310(b)..........................................................6.8 and 6.10(a), (b) and (d)
310(c)..........................................................................Inapplicable
311(a)..................................................................................6.14
311(b)..................................................................................6.14
311(c)..........................................................................Inapplicable
312(a)...........................................................................4.1 and 4.2
312(b)...................................................................................4.2
312(c)...................................................................................4.2
313(a)...................................................................................4.3
313(b)(1).......................................................................Inapplicable
313(b)(2)................................................................................4.3
313(c)............................................................4.3, 5.11, 6.10, 6.11, 8.2
                                                                                    and 12.2
313(d)...................................................................................4.3
314(a)...........................................................................3.5 and 4.2
314(b)..........................................................................Inapplicable
314(c)(1) and (2).......................................................................11.5
314(c)(3).......................................................................Inapplicable
314(d)..........................................................................Inapplicable
314(e)..................................................................................11.5
314(f)..........................................................................Inapplicable
315(a), (c) and (d)......................................................................6.1
315(b)..................................................................................5.11
315(e)..................................................................................5.12
316(a)(1).......................................................................5.9 and 5.10
316(a)(2).......................................................................Not required
316(a)(last sentence)....................................................................7.4
316(b)...................................................................................5.7
317(a)...................................................................................5.2
317(b)........................................................................3.4(a) and (b)
318(a)..................................................................................11.7

*This Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                                             Page

ARTICLE I. DEFINITIONS .........................................................................................................1

      Section 1.1. Certain Terms Defined........................................................................................1
            "Affiliate" ........................................................................................................2
            "Authenticating Agent" .............................................................................................2
            "Authorized Newspaper" .............................................................................................2
            "Board of Directors" ...............................................................................................2
            "Board Resolution" .................................................................................................2
            "Business Day" .....................................................................................................3
            "Capital Stock" ....................................................................................................3
            "Commission" .......................................................................................................3
            "Common Equity" ....................................................................................................3
            "Company" ..........................................................................................................3
            "Company Order" ....................................................................................................3
            "Consolidated Tangible Assets" .....................................................................................3
            "Corporate Trust Office" ...........................................................................................3
            "Coupon" ...........................................................................................................4
            "Covenant Defeasance" ..............................................................................................4
            "Defaulted Interest" ...............................................................................................4
            "Depositary" .......................................................................................................4
            "Dollar" or "$" ....................................................................................................4
            "ECU" ..............................................................................................................4
            "Event of Default" .................................................................................................4
            "Exchange Act" .....................................................................................................4
            "Fair Value" .......................................................................................................4
            "Foreign Currency" .................................................................................................4
            "Global Subordinated Security" .....................................................................................4
            "Holder," "Holder of Subordinated Securities," .....................................................................4
            "Interest Payment Date," ...........................................................................................5
            "IRS" ..............................................................................................................5
            "Judgment Currency" ................................................................................................5
            "Maturity," ........................................................................................................5
            "Non-U.S. Person" ..................................................................................................5
            "Officer's Certificate" ............................................................................................5
            "Opinion of Counsel" ...............................................................................................5
            "Original Issue Date" ..............................................................................................5
            "Original Issue Discount Subordinated Security" ....................................................................5
            "Outstanding" ......................................................................................................5
            "Paying Agent" .....................................................................................................6
            "Periodic Offering" ................................................................................................6
            "Person" ...........................................................................................................6
            "PORTAL Market" ....................................................................................................7
            "Predecessor Subordinated Security" ................................................................................7
            "principal" ........................................................................................................7
            "QIB" or "Qualified Institutional Buyer" ...........................................................................7
            "Regular Record Date" ..............................................................................................7
            "Registered Global Subordinated Security" ..........................................................................7
            "Registered Subordinated Security" .................................................................................7
            "Regulation S" .....................................................................................................7
            "Required Currency" ................................................................................................7


                                       (i)

            "Responsible Officer" ..............................................................................................7
            "Restricted Subordinated Security" .................................................................................8
            "Rule 144" .........................................................................................................8
            "Rule 144A" ........................................................................................................8
            "Rule 144K" ........................................................................................................8
            "Securities Act" ...................................................................................................8
            "Security Register" and "Security Registrar" .......................................................................8
            "Significant Subsidiary" ...........................................................................................8
            "Special Record Date" ..............................................................................................8
            "Stated Maturity," .................................................................................................8
            "Subsidiary" .......................................................................................................8
            "Subordinated Indenture" ...........................................................................................8
            "Subordinated Security" or "Subordinated Securities" ...............................................................9
            "Transfer Restriction Termination Date" ............................................................................9
            "Trustee" ..........................................................................................................9
            "Unregistered Subordinated Security" ...............................................................................9
            "U.S. Government Obligations" ......................................................................................9
            "Voting Stock" .....................................................................................................9
            "Yield to Maturity" ................................................................................................9

ARTICLE II. SUBORDINATED SECURITIES.............................................................................................9

            Section 2.1. Forms Generally........................................................................................9
            Section 2.2. Form of Trustee's Certificate of Authentication.......................................................10
            Section 2.3. Amount Unlimited; Issuable in Series..................................................................11
            Section 2.4. Authentication and Delivery of Subordinated Securities................................................14
            Section 2.4. Authentication and Delivery of Subordinated Securities................................................14
            Section 2.5. Execution of Subordinated Securities..................................................................17
            Section 2.6. Certificate of Authentication.........................................................................17
            Section 2.7. Denomination and Date of Subordinated Securities; Payments of Interest................................18
            Section 2.8. Registration, Transfer and Exchange...................................................................20
            Section 2.9. Mutilated, Defaced, Destroyed, Lost and Stolen Subordinated Securities................................27
            Section 2.10. Cancellation of Subordinated Securities; Destruction Thereof.........................................28
            Section 2.11. Temporary Subordinated Securities....................................................................29

ARTICLE III.  COVENANTS OF THE COMPANY.........................................................................................30

            Section 3.1. Payment of Principal and Interest.....................................................................30
            Section 3.2. Offices for Payments, Etc.............................................................................30
            Section 3.3. Appointment to Fill a Vacancy in Office of Trustee....................................................32
            Section 3.4. Paying Agents.    32
            Section 3.5. Compliance Certificates...............................................................................33
            Section 3.6. Corporate Existence...................................................................................33
            Section 3.7. Maintenance of Properties.............................................................................34
            Section 3.8. Payment of Taxes and Other Claims.....................................................................34
            Section 3.9. Luxembourg Publications...............................................................................34
            Section 3.10. Usury Laws...........................................................................................35


                                      (ii)

ARTICLE IV.  SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE...................................................35

            Section 4.1. Company to Furnish Trustee Information as to Names and Addresses of Securityholders...................35
            Section 4.2. Preservation of Information; Communications to Holders................................................35
            Section 4.3. Reports by Trustee....................................................................................36
            Section 4.4. Reports by Company....................................................................................36

ARTICLE V.  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT....................................................37

            Section 5.1. Event of Default Defined, Acceleration of Maturity; Waiver of Default.................................37
            Section 5.2. Acceleration of Maturity; Rescission and Annulment....................................................39
            Section 5.3. Collection of Indebtedness by Trustee; Trustee May Prove Debt.........................................41
            Section 5.4. Trustee May File Proofs of Claims.....................................................................41
            Section 5.5. Trustee May Enforce Claims Without Possession of Subordinated Securities..............................43
            Section 5.6. Application of Proceeds...............................................................................43
            Section 5.7. Suits for Enforcement.................................................................................45
            Section 5.8. Limitations on Suits by Subordinated Security Holders.................................................45
            Section 5.9. Unconditional Right of Securityholders to Institute Certain Suits.....................................46
            Section 5.10. Restoration of Rights on Abandonment of Proceedings..................................................46
            Section 5.11. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default..............................46
            Section 5.12. Delay or Omission Not Waiver.........................................................................46
            Section 5.13. Control by Holders of Subordinated Securities........................................................47
            Section 5.14. Waiver of Past Defaults..............................................................................47
            Section 5.15. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.........................48
            Section 5.16. Right of Court to Require Filing of Undertaking to Pay Costs.........................................48
            Section 5.17. Waiver of Stay or Extension Laws.....................................................................49

ARTICLE VI.  CONCERNING THE TRUSTEE............................................................................................49

            Section 6.1. Duties and Responsibilities of the Trustee; During Default; Prior to Default..........................49
            Section 6.2. Certain Rights of the Trustee.........................................................................51
            Section 6.3. Trustee Not Responsible for Recitals, Disposition of Subordinated Securities or
                         Application of Proceeds Thereof.......................................................................52
            Section 6.4. Trustee and Agents May Hold Subordinated Securities or Coupons; Collections, Etc......................52
            Section 6.5. Moneys Held by Trustee................................................................................53
            Section 6.6. Compensation and Indemnification of Trustee and Its Prior Claim.......................................53


                                     (iii)

            Section 6.7. Right of Trustee to Rely on Officer's Certificate, Etc................................................53
            Section 6.8. Subordinated Indentures Not Creating Potential Conflicting Interests for the Trustee..................54
            Section 6.9. Qualification of Trustee: Conflicting Interests.......................................................54
            Section 6.10. Persons Eligible for Appointment as Trustee..........................................................54
            Section 6.11. Resignation and Removal; Appointment of Successor Trustee............................................54
            Section 6.12. Acceptance of Appointment by Successor Trustee.......................................................56
            Section 6.13. Merger, Conversion, Consolidation or Succession to Business of Trustee...............................58
            Section 6.14. Preferential Collection of Claims Against the Company................................................58
            Section 6.15. Appointment of Authenticating Agent..................................................................58

ARTICLE VII.  CONCERNING THE SECURITYHOLDERS...................................................................................60

            Section 7.1. Evidence of Action Taken by Securityholders...........................................................60
            Section 7.2. Proof of Execution of Instruments and of Holding of Subordinated Securities...........................60
            Section 7.3. Holders to be Treated as Owners.......................................................................60
            Section 7.4. Subordinated Securities Owned by Company Deemed Not Outstanding.......................................61
            Section 7.5. Right of Revocation of Action Taken...................................................................62

ARTICLE VIII.  SUPPLEMENTAL SUBORDINATED INDENTURES............................................................................62

            Section 8.1. Supplemental Subordinated Indentures Without Consent of Securityholders...............................62
            Section 8.2. Supplemental Subordinated Indentures with Consent of Securityholders..................................64
            Section 8.3. Effect of Supplemental Subordinated Indenture.........................................................66
            Section 8.4. Documents to be Given to Trustee......................................................................66
            Section 8.5. Notation on Subordinated Securities in Respect of Supplemental Subordinated Indentures................66

ARTICLE IX.  CONSOLIDATION, MERGER, SALE OR CONVEYANCE.........................................................................67

            Section 9.1. Company May Consolidate, Etc., Only on Certain Terms..................................................67
            Section 9.2. Successor Corporation Substituted.....................................................................68

ARTICLE X.  SATISFACTION AND DISCHARGE.........................................................................................68

            Section 10.1. Satisfaction and Discharge of Subordinated Indenture.................................................68
            Section 10.2. Application by Trustee of Funds Deposited for Payment of Subordinated Securities.....................73
            Section 10.3. Repayment of Moneys Held by Paying Agent.............................................................73
            Section 10.4. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years............................73
            Section 10.5. Indemnity for U.S. Government of Obligations.........................................................74

ARTICLE XI.  MISCELLANEOUS PROVISIONS..........................................................................................74


                                      (iv)

            Section 11.1. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability......74
            Section 11.2. Provisions of Subordinated Indenture for the Sole Benefit of Parties and Holders of
                            Subordinated Securities and Coupons................................................................74
            Section 11.3. Successors and Assigns of Company Bound by Subordinated Indenture....................................75
            Section 11.4. Notices and Demands on Company, Trustee and Holders of Subordinated Securities and Coupons...........75
            Section 11.5. Officer's Certificates and Opinions of Counsel; Statements to be Contained Therein...................76
            Section 11.6. Payments Due on Saturdays, Sundays and Holidays......................................................77
            Section 11.7. Conflict of Any Provision of Subordinated Indenture with Trust Indenture Act.........................77
            Section 11.8. New York Law to Govern...............................................................................77
            Section 11.9. Counterparts.........................................................................................77
            Section 11.10. Effect of Headings..................................................................................77
            Section 11.11. Subordinated Securities in a Foreign Currency or in ECU.............................................78
            Section 11.12. Judgment Currency...................................................................................78

ARTICLE XII.  REDEMPTION OF SUBORDINATED SECURITIES AND SINKING FUNDS..........................................................79

            Section 12.1. Applicability of Article.............................................................................79
            Section 12.2. Notice of Redemption; Partial Redemptions............................................................79
            Section 12.3. Payment of Subordinated Securities Called for Redemption.............................................81
            Section 12.4. Exclusion of Certain Subordinated Securities from Eligibility for Selection for Redemption...........82
            Section 12.5. Mandatory and Optional Sinking Funds.................................................................83



                                      (v)

            THIS SUBORDINATED INDENTURE, dated as of May 1, 1998, by and between QuadraMed Corporation, a Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"),

                              W I T N E S S E T H:

            WHEREAS, the Company has duly authorized the issuance, sale, execution and delivery, from time to time, of its unsecured evidences of subordinated indebtedness (hereinafter referred to as the "Subordinated Securities"), without limit as to principal amount, issuable in one or more series, the amount and terms of each such series to be determined as hereinafter provided; and, to provide the terms and conditions upon which the Subordinated Securities are to be issued, authenticated and delivered, the Company has duly authorized the execution of this Subordinated Indenture; and

            WHEREAS, all acts and things necessary to make the Subordinated Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Subordinated Indenture provided, the valid, binding and legal subordinated obligations of the Company, and to constitute this Subordinated Indenture a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Subordinated Indenture and the issuance hereunder of the Subordinated Securities have in all respects been duly authorized; and

            WHEREAS, all things necessary to make this Subordinated Indenture a valid indenture and agreement according to its terms have been done;

            NOW, THEREFORE:

            In consideration of the premises and the purchases of the Subordinated Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Subordinated Securities and of the coupons, if any, appertaining thereto as follows:

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.1. Certain Terms Defined.

            The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Subordinated Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Subordinated Indenture that are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meaning assigned to such terms in the Trust Indenture Act and in the Securities Act as in effect from time to time. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation unless a different time shall be specified with respect to such series of Subordinated Securities as provided for in Section 2.3. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Subordinated Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

            "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor provision.

            "Authenticating Agent" shall have the meaning set forth in Section 6.15.

            "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom of Great Britain and Northern Ireland (the "United Kingdom"), will, if practicable, be The Financial Times (London Edition) and, in the case of the Grand Duchy of Luxembourg ("Luxembourg"), will, if practicable, be the Luxemburger Wort) published in an official or common language of the county of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

            "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act on its behalf.

            "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Company to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

            "Business Day" means, with respect to any Subordinated Security, a day other than any day on which banking institutions in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Subordinated Security, are authorized or required by any applicable law or regulation to be closed.

            "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable); participation or other equivalents of or interest in (however designated) the equity (including without limitation common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Subordinated Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Common Equity" of any Person means all Capital Stock of such Person that is generally entitled to (a) vote in the election of directors of such Person or (b) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Subordinated Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Order" means a written statement, request or order of the Company signed in its name by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Company.

            "Consolidated Tangible Assets" of any Person as of any date means the total assets of such Person and its Subsidiaries (excluding any assets that would be classified as "intangible assets" under generally accepted accounting principles ("GAAP")) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the date of initial issuance of the Securities in the book value of any asset owned by such Person or any of its Subsidiaries.

            "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, as of the date of this Subordinated Indenture, located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration.

            "Coupon" means any interest coupon appertaining to an Unregistered Subordinated Security.

            "Covenant Defeasance" shall have the meaning set forth in Section 10.1(C).

            "Defaulted Interest" has the meaning specified in Section 2.7.

            "Depositary" means, with respect to the Subordinated Securities of any series issuable or issued in the form of one or more Registered Global Subordinated Securities, the Person designated as Depositary by the Company pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Subordinated Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Subordinated Securities of any such series shall mean the Depositary with respect to the Registered Global Subordinated Securities of that series.

            "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "ECU" means the European Currency Unit as defined and revised from time to time by the European Monetary System of the European Community.

            "Event of Default" means any event or condition specified as such in
Section 5.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Value" when used with respect to any Voting Stock means the fair value as determined in good faith by the Board of Directors of the Company.

            "Foreign Currency" means a currency issued by the government of a country other than the United States of America.

            "Global Subordinated Security" has the meaning set forth in Section 2.8(b)(i).

            "Holder," "Holder of Subordinated Securities," "Securityholder" or other similar terms mean (a) in the case of any Registered Subordinated Security, the person in whose name such Subordinated Security is registered in the Security Register kept by the Company for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Subordinated Security, the bearer of such Subordinated Security, or any Coupon appertaining thereto, as the case may be.

            "Interest Payment Date," means the Stated Maturity of an installment of interest on such Subordinated Security.

            "IRS" means the Internal Revenue Service of the United States Department of the Treasury, or any successor entity.

            "Judgment Currency" has the meaning set forth in Section 11.12.

            "Maturity," when used with respect to any Subordinated Security, means the date on which the principal of such Subordinated Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Non-U.S. Person" means any person that is not a "U.S. person" as such term is defined in Rule 902 of the Securities Act.

            "Officer's Certificate" means a certificate signed by the chairman of the Board of Directors, the president or any vice president or the treasurer of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5.

            "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of the Company or other counsel. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5.

            "Original Issue Date" of any Subordinated Security (or portion thereof) means the earlier of (a) the date of such Subordinated Security or (b) the date of any Subordinated Security (or portion thereof) for which such Subordinated Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

            "Original Issue Discount Subordinated Security" means any Subordinated Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

            "Outstanding" (except as otherwise provided in Section 7.4), when used with reference to Subordinated Securities, means, subject to the provisions of Section 7.4, as of any particular time, all Subordinated Securities authenticated and delivered by the Trustee under this Subordinated Indenture, except

            (a) Subordinated Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Subordinated Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Subordinated Securities (if the Company shall act as its own Paying Agent), provided, that if such Subordinated Securities, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provisions satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Subordinated Securities which shall have been paid or in substitution for which other Subordinated Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Subordinated Security as to which proof satisfactory to the Trustee is presented that such Subordinated Security is held by a person in whose hands such Subordinated Security is a legal, valid and binding obligation of the Company).

            In determining whether the Holders of the requisite principal amount of Outstanding Subordinated Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Subordinated Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            "Periodic Offering" means an offering of Subordinated Securities of a series from time to time, the specific terms of which Subordinated Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Subordinated Securities.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "PORTAL Market" means Private Offerings, Resales and Trading through Automatic Linkages Market.

            "Predecessor Subordinated Security" of any particular Subordinated Security means every previous Subordinated Security evidencing all or a portion of the same debt as that evidenced by such particular Subordinated Security; and, for the purposes of this definition, any Subordinated Security authenticated and delivered under Section 2.4 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Subordinated Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Subordinated Security.

            "principal" whenever used with reference to the Subordinated Securities or any Subordinated Security or any portion thereof, shall be deemed to include "and premium, if any," provided, however, that such inclusion of premium, if any, shall under no circumstances result in the double counting of such premium for the purpose of any calculation required hereunder.

            "QIB" or "Qualified Institutional Buyer" means "Qualified Institutional Buyer" as such term is defined in Rule 144A under the Securities Act.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the securities of any series means the date specified for that purpose as contemplated in Section 2.3.

            "Registered Global Subordinated Security" means a Subordinated Security evidencing all or a part of a series of Registered Subordinated Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4 and any other legend required by the Depositary for such series.

            "Registered Subordinated Security" means any Subordinated Security registered on the Subordinated Security Register of the Company.

            "Regulation S" means Regulation S under the Securities Act, or any successor provision.

            "Required Currency" shall have the meaning set forth in Section
11.12.

            "Responsible Officer" when used with respect to the Trustee means the president, any vice president (whether or not designated by numbers or words added before or after the title "Vice President"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Restricted Subordinated Security" has the meaning set forth in
Section 2.8(b).

            "Rule 144" means Rule 144 under the Securities Act.

            "Rule 144A" means Rule 144A under the Securities Act.

            "Rule 144K" means Rule 144(k) under the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.9.

            "Significant Subsidiary" means a Subsidiary of the Company which at the time of determination either (i) had tangible assets which, as of the Company's most recent quarterly consolidated balance sheet, constituted at least 5% of Consolidated Tangible Assets as of such date, or (ii) had revenues for the 12-month period ending on the date of the Company's most recent quarterly consolidated statement of income which constituted at least 5% of the Company's total consolidated revenues for such period.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.7.

            "Stated Maturity," when used with respect to any Subordinated Security or any installment of interest thereon, means the date specified in such Subordinated Security as the fixed date on which the principal of such Subordinated Security or such installment of interest is due and payable.

            "Subsidiary" of any Person means (a) any corporation of which Common Equity having ordinary voting power to elect a majority of the directors of such corporation is owned by such Person directly or through one or more other subsidiaries of such Person and (b) any entity other than a corporation in which such Person, directly or indirectly, owns at least 50% of the Common Equity of such entity and has the authority to manage such entity on a day-to-day basis.

            "Subordinated Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Subordinated Securities established as contemplated hereunder.

            "Subordinated Security" or "Subordinated Securities" (except as otherwise provided in Section 7.4) has the meaning stated in the first recital of this Subordinated Indenture, or, as the case may be, Subordinated Securities that have been authenticated and delivered under this Subordinated Indenture.

            "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Subordinated Securities of a series (other than such Subordinated Securities acquired by the Company or any Affiliate thereof since the issue date of such Subordinated Securities) may be sold pursuant to Rule 144K (or any successor provision) and (ii) all such Subordinated Securities have been exchanged or sold pursuant to an effective registration statement.

            "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Subordinated Securities of any series shall mean the trustee with respect to the Subordinated Securities of such series.

            "Unregistered Subordinated Security" means any Subordinated Security other than a Registered Subordinated Security.

            "U.S. Government Obligations" shall have the meaning set forth in
Section 10.1(A).

            "Voting Stock" means stock of any class or classes having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of the corporation in question, provided, that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

            "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE II.

                             SUBORDINATED SECURITIES

Section 2.1. Forms Generally.

            The Subordinated Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Subordinated Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to but not set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Subordinated Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Subordinated Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Subordinated Securities and Coupons, if any, as evidenced by their execution of such Subordinated Securities and Coupons.

            The definitive Subordinated Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Subordinated Securities and Coupons, if any, as evidenced by their execution of such Subordinated Securities and Coupons, if any.

Section 2.2. Form of Trustee's Certificate of Authentication.

            The Trustee's certificate of authentication on all Subordinated Securities shall be in substantially the following form:

            "This is one of the Subordinated Securities referred to in the within-mentioned Subordinated Indenture.

                                       The Bank of New York
                                       as Trustee


Dated: _______________

                                       By: _____________________________
                                           Authorized Signatory"

            If at any time there shall be an Authenticating Agent appointed with respect to any series of Subordinated Securities, then the Trustee's Certificate of Authentication to be borne by the Subordinated Securities of each such series shall be substantially as follows:

            "This is one of the Subordinated Securities referred to in the within-mentioned Subordinated Indenture.

                                       The Bank of New York
                                       as Trustee

                                         By: ___________________________
                                             as Authenticating Agent


                                         By: ___________________________
                                             Authorized Signatory"

Section 2.3. Amount Unlimited; Issuable in Series.

            The aggregate principal amount of Subordinated Securities which may be authenticated and delivered under this Subordinated Indenture is unlimited.

            The Subordinated Securities may be issued in one or more series and each such series shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to but not set forth in a Board Resolution, in an Officer's Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Subordinated Securities of any series,

            (1) the designation of the Subordinated Securities of the series, which shall distinguish the Subordinated Securities of the series from the Subordinated Securities of all other series, and which may be part of a series of Subordinated Securities previously issued;

            (2) any limit upon the aggregate principal amount of the Subordinated Securities of the series that may be authenticated and delivered under this Subordinated Indenture (except for Subordinated Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Subordinated Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

            (3) if other than Dollars, the coin or currency in which the Subordinated Securities of the series are denominated (including, but not limited to, any Foreign Currency or ECU);

            (4) the date or dates on which the principal of the Subordinated Securities of the series is payable;

            (5) the rate or rates at which the Subordinated Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of

      Registered Subordinated Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

            (6) the place or places where the principal of and any interest on Subordinated Securities of the series shall be payable, if other than as provided in Section 3.2;

            (7) the right, if any, of the Company to redeem Subordinated Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Subordinated Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

            (8) the obligation, if any, of the Company to redeem, purchase or repay Subordinated Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Subordinated Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation; (9) if other than denominations of $1,000 and any integral multiple thereof in the case of Registered Subordinated Securities, or $1,000 and $5,000 in the case of Unregistered Subordinated Securities, the denominations in which Subordinated Securities of the series shall be issuable;

            (10) if other than the principal amount thereof, the portion of the principal amount of Subordinated Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof;

            (11) if other than the coin or currency in which the Subordinated Securities of the series are denominated, the coin or currency in which payment of the principal of or interest on the Subordinated Securities of such series shall be payable;

            (12) if the principal of or interest on the Subordinated Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Subordinated Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (13) if the amount of payments of principal of and interest on the Subordinated Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Subordinated Securities of the series are denominated, the manner in which such amounts shall be determined;

            (14) whether the Subordinated Securities of the series will be issuable as Registered Subordinated Securities (and if so, whether such Subordinated Securities will be issuable as Registered Global Subordinated Securities) or Unregistered Subordinated Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Subordinated Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Subordinated Securities of any series may be exchanged for Registered Subordinated Securities of such series and vice versa;

            (15) whether and under what circumstances the Company will pay additional amounts on the Subordinated Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Subordinated Securities of the series rather than pay such additional amounts;

            (16) if the Subordinated Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Subordinated Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

            (17) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars of any other agents with respect to the Subordinated Securities of such series;

            (18) any other events of default or covenants with respect to the Subordinated Securities of such series;

            (19) the terms of subordination applicable to any series of the Subordinated Securities;

            (20) if the Subordinated Securities of the series are to be convertible into or exchangeable for any other security; and

            (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Subordinated Indenture).

            All Subordinated Securities of any one series and Coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Subordinated Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any indenture supplemental hereto. All Subordinated Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Subordinated Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any indenture supplemental hereto.

Section 2.4. Authentication and Delivery of Subordinated Securities.

            The Company may deliver Subordinated Securities of any series having attached thereto appropriate Coupons, if any, executed by the Company to the Trustee for authentication together with the applicable documents referred to below in this Section 2.4, and the Trustee shall thereupon authenticate and deliver such Subordinated Securities and Coupons, if any, to or upon the order of the Company (contained in the Company Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The maturity date, original issue date, interest rate and any other terms of the Subordinated Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing. In authenticating such Subordinated Securities and accepting the additional responsibilities under this Subordinated Indenture in relation to such Subordinated Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Company to the Trustee to authenticate Subordinated Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, the following enumerated documents unless and until such documents have been superseded or revoked:

            (1) a Company Order requesting such authentication and setting forth delivery instructions if the Subordinated Securities and Coupons, if any, are not to be delivered to the Company, provided that, with respect to Subordinated Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Subordinated Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Subordinated Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Subordinated Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing;

            (2) any Board Resolution, Officer's Certificate and/or executed supplemental indenture referred to in Section 2.1 and 2.3 by or pursuant to which the forms and terms of the Subordinated Securities and Coupons, if any, were established;

            (3) an Officer's Certificate setting forth the form or forms and terms of the Subordinated Securities and Coupons, if any, stating that the form or forms and terms of the Subordinated Securities and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Subordinated Indenture, and covering such other matters as the Trustee may reasonably request; and

            (4) Either one or more Opinions of Counsel, or a letter addressed to the Trustee permitting it to rely on one or more Opinions of Counsel, substantially to the effect that:

            (a) the form or forms of the Subordinated Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Subordinated Indenture;

            (b) in the case of an underwritten offering, the terms of the Subordinated Securities have been duly authorized and established in conformity with the provisions of this Subordinated Indenture, and, in the case of an offering that is not underwritten, certain terms of the Subordinated Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a supplemental indenture in accordance with this Subordinated Indenture, and when such other terms as are to be established pursuant to procedures set forth in a Company Order shall have been established, all such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Subordinated Indenture; and

            (c) such Subordinated Securities and Coupons, if any, when executed by the Company and authenticated by the

      Trustee in accordance with the provisions of this Subordinated Indenture and delivered to and duly paid for by the purchasers thereof, and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Subordinated Indenture, will be entitled to the benefits of this Subordinated Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof may be limited by
      (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if any, and (iii) the availability of equitable remedies may be limited by equitable principles of general applicability and such counsel need express no opinion with regard to the enforceability of Section 6.6 or of a judgment denominated in a currency other than Dollars.

            In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee), in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

            The Trustee shall have the right to decline to authenticate and deliver any Subordinated Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by one or more Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Subordinated Securities, this Subordinated Indenture or otherwise.

            If the Company shall establish pursuant to Section 2.3 that the Subordinated Securities of a series are to be issued in the form of one or more Registered Global Subordinated Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Registered Global Subordinated Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Subordinated Securities of such series issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Registered

Global Subordinated Security or Subordinated Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or delivered or held pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Subordinated Securities in definitive registered form, this Subordinated Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

            Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

Section 2.5. Execution of Subordinated Securities.

            The Subordinated Securities and each Coupon appertaining thereto, if any, shall be signed on behalf of the Company by the chairman or vice chairman of its Board of Directors or its president, or any executive (senior or other), a vice president or its treasurer. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Subordinated Security that has been duly authenticated and delivered by the Trustee.

            In case any officer of the Company who shall have signed any of the Subordinated Securities or Coupons, if any, shall cease to be such officer before the Subordinated Security or Coupon so signed (or the Subordinated Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Company, such Subordinated Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Subordinated Security or Coupon had not ceased to be such officer of the Company; and any Subordinated Security or Coupon may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Subordinated Security or Coupon, shall be the proper officers of the Company, although at the date of the execution and delivery of this Subordinated Indenture any such person was not such an officer.

Section 2.6. Certificate of Authentication.

            Only such Subordinated Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Subordinated Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Subordinated Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Subordinated Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Subordinated Security executed by the Company shall be conclusive evidence that the Subordinated Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Subordinated Indenture.

Section 2.7. Denomination and Date of Subordinated Securities; Payments of
             Interest.

            The Subordinated Securities of each series shall be issuable as Registered Subordinated Securities or Unregistered Subordinated Securities in denominations established as contemplated by Section 2.3 or, with respect to the Registered Subordinated Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Subordinated Securities of any series are not so established, such Subordinated Securities shall be issuable in denominations of $1,000 and $5,000. The Subordinated Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

            Each Registered Subordinated Security shall be dated the date of its authentication. Each Unregistered Subordinated Security shall be dated as provided in the Board Resolution referred to in Section 2.3. The Subordinated Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

            Interest on any Subordinated Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Subordinated Security (or one or more Predecessor Subordinated Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, interest on any Subordinated Security may be paid by mailing a check to the address of the Holder thereof as such address appears in the Subordinated Securities Register.

            Any interest on any Subordinated Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Subordinated Securities (or their respective Predecessor Subordinated Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Subordinated Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Subordinated Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Subordinated Securities (or their respective Predecessor Subordinated Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Subordinated Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Subordinated Security delivered under this Subordinated Indenture upon registration of transfer of or in exchange for or in lieu of any other Subordinated Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Subordinated Security.

            In the case of any Subordinated Security which is converted during the period after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Subordinated Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Subordinated Security (or one or more Predecessor Subordinated Securities) is registered at the close of business on such Regular Record Date; provided, however, that Subordinated Securities so registered for conversion shall (except in the case of Subordinated Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Subordinated Security which is converted, interest whose Stated Maturity is after the date of conversion of such Subordinated Security shall not be payable.

Section 2.8. Registration, Transfer and Exchange.

            (a) The Company will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Subordinated Securities a register or registers (the register maintained in such office and in any other office or agency of the Company designated pursuant to
Section 3.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, it will provide for the registration of Registered Subordinated Securities of such series and the registration of transfer of Registered Subordinated Securities of such series. Such Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such Security Register or registers shall be open for inspection by the Trustee.

            Upon due presentation for registration of transfer of any Registered Subordinated Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Subordinated Security or Registered Subordinated Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

            Unregistered Subordinated Securities (except for any temporary global Unregistered Subordinated Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Subordinated Securities) shall be transferable by delivery.

            At the option of the Holder thereof, Registered Subordinated Securities of any series (other than a Registered Global Subordinated Security, except as set forth below) may be exchanged for a Registered Subordinated Security or Registered Subordinated Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Subordinated Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Subordinated Securities of any series are issued in both registered and unregistered form, at the option of the Holder thereof, except as otherwise specified pursuant to Section 2.3, Unregistered Subordinated Securities of any series may be exchanged for Registered Subordinated Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Subordinated Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Subordinated Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Subordinated Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, such Unregistered Subordinated Securities may be exchanged for Unregistered Subordinated Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Subordinated Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 or as specified pursuant to Section 2.3, with, in the case of Unregistered Subordinated Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. Registered Subordinated Securities of any series may not be exchanged for Unregistered Subordinated Securities of such series unless (1) otherwise specified pursuant to Section 2.3 and (2) the Company has delivered to the Trustee an Opinion of Counsel that (x) the Company has received from the

IRS a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that the inclusion of terms permitting Registered Subordinated Securities to be exchanged for Unregistered Subordinated Securities would result in no Federal income tax effect adverse to the Company or to any Holder. Whenever any Subordinated Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Subordinated Securities which the Holder making the exchange is entitled to receive. All Subordinated Securities and Coupons, if any, surrendered upon any exchange or transfer provided for in this Subordinated Indenture shall be promptly canceled and, upon the Company's written request, returned to the Company.

            All Registered Subordinated Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed, by the Holder or his attorney duly authorized in writing.

            The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Subordinated Securities. No service charge shall be made for any such transaction.

            The Company shall not be required to exchange or register a transfer of (a) any Subordinated Securities of any series for a period of 15 days preceding the first mailing of notice of redemption of Subordinated Securities of such series to be redeemed or (b) any Subordinated Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Subordinated Security to be redeemed in part, the portion thereof not so to be redeemed.

            Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Subordinated Securities in definitive registered form, a Registered Global Subordinated Security representing all or a portion of the Subordinated Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

            If at any time the Depositary for any Registered Subordinated Securities of a series represented by one or more Registered Global Subordinated Securities notifies the Company that it is unwilling or unable to continue as Depositary for such

Registered Subordinated Securities or if at any time the Depositary for such Registered Subordinated Securities shall no longer be eligible under Section 2.4, the Company shall appoint a successor Depositary eligible under Section 2.4 with respect to such Registered Subordinated Securities. If a successor Depositary eligible under Section 2.4 for such Registered Subordinated Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.3 that such Registered Subordinated Securities be represented by one or more Registered Global Subordinated Securities shall no longer be effective and the Company will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Subordinated Securities of such series, will authenticate and deliver, Subordinated Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Subordinated Security or Subordinated Securities representing such Registered Subordinated Securities in exchange for such Registered Global Subordinated Security or Subordinated Securities.

            The Company may at any time and in its sole discretion determine that the Registered Subordinated Securities of any series issued in the form of one or more Registered Global Subordinated Securities shall no longer be represented by a Registered Global Subordinated Security or Subordinated Securities. In such event the Company will execute, and the Trustee, upon receipt of any Officer's Certificate for the authentication and delivery of definitive Subordinated Securities of such series, will authenticate and deliver, Subordinated Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Subordinated Security or Subordinated Securities representing such Registered Subordinated Securities, in exchange for such Registered Global Subordinated Security or Subordinated Securities.

            If specified by the Company pursuant to Section 2.3 with respect to Subordinated Securities represented by a Registered Global Subordinated Security, the Depositary for such Registered Global Subordinated Security may surrender such Registered Global Subordinated Security in exchange in whole or in part for Subordinated Securities of the same series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                     (i) to the Person specified by such Depositary a new Registered Subordinated Security or Subordinated Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Subordinated Security; and

                     (ii) to such Depositary a new Registered Global Subordinated Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Subordinated Security and the aggregate principal amount of Registered Subordinated Securities authenticated and delivered pursuant to clause (i) above.

                      Upon the exchange of a Registered Global Subordinated Security for Subordinated Securities in definitive registered form without coupons, in authorized denominations, such Registered Global Subordinated Security shall be canceled by the Trustee or an agent of the Company or the Trustee. Subordinated Securities in definitive registered form without coupons issued in exchange for a Registered Global Subordinated Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Subordinated Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Subordinated Securities to or as directed by the Persons in whose names such Subordinated Securities are so registered.

                      All Subordinated Securities issued upon any transfer or exchange of Subordinated Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Subordinated Indenture, as the Subordinated Securities surrendered upon such transfer or exchange.

                      Notwithstanding anything herein or in the terms of any series of Subordinated Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee (any of which, other than the Company, shall rely on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Subordinated Security for a Registered Subordinated Security if such exchange would result in Federal income tax consequences adverse to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Subordinated Securities) under then applicable United States Federal income tax laws.

                      (b)(i) Subordinated Securities that are distributed to QIBs and to Non-U.S. Persons will be represented by a single, permanent global Subordinated Security (which may be subdivided) in definitive form (the "Global Subordinated Security").

                      Except as provided below, beneficial owners of a Subordinated Security in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Subordinated Securities in global form.

                      (i) So long as the Subordinated Securities are eligible for book-entry settlement, and to the extent that Subordinated Securities are held by QIBs or Non-U.S. Persons, as the case may be, in a Global Subordinated Security, or unless otherwise required by law, no definitive Subordinated Security, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in such Global Subordinated Security until such definitive Subordinated Security is freely tradable in accordance with Rule 144K; provided that the Trustee shall, at the written request of the Company, issue Subordinated Securities in definitive form upon any transfer of a beneficial interest in the Global Subordinated Security to the Company or any Affiliate of the Company.

                     Any Global Subordinated Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Subordinated Indenture as may be required by the Depositary, by the New York Stock Exchange or by the National Association of Securities Dealers, Inc. in order for the Subordinated Securities to be tradable on the PORTAL Market or as may be required for the Subordinated Securities to be tradable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Subordinated Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Subordinated Securities are subject.

                     (ii) Each Subordinated Security that bears or is required to bear the legend set forth in this Section 2.8(b)(a "Restricted Subordinated Security") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 2.8(b), unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted Subordinated Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.8(b), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Subordinated Security.

                     Prior to the Transfer Restriction Termination Date, any certificate evidencing a Subordinated Security shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

           THE SUBORDINATED SECURITY (THE "SECURITY") EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES
           ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO QUADRAMED CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE SECURITIES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR
           (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE SECURITIES. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE SECURITIES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL

           BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT.

                     Following the Transfer Restriction Termination Date, any Subordinated Security or security issued in exchange or substitution therefor (other than Subordinated Securities acquired by the Company or any Affiliate thereof since the issue date of the Subordinated Securities) may upon surrender of such Subordinated Security for exchange to the Security Registrar in accordance with the provisions of this Section 2.8, be exchanged for a new Subordinated Security or Subordinated Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this
Section 2.8(b).

Section 2.9. Mutilated, Defaced, Destroyed, Lost and Stolen Subordinated
             Securities.

                     In case any temporary or definitive Subordinated Security or any Coupon appertaining to any Subordinated Security shall be mutilated, defaced, destroyed, lost or stolen, the Company in its discretion may execute and, upon the written request of any officer of the Company, the Trustee shall authenticate and deliver, a new Subordinated Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Subordinated Security, or in lieu of and in substitution for the Subordinated Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Subordinated Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Subordinated Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Subordinated Security or Coupon shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Subordinated Security or Coupon and of the ownership thereof, and in the case of mutilation or defacement shall surrender the Subordinated Security and related Coupons to the Trustee or such agent.

                     Upon the issuance of any substitute Subordinated Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Subordinated Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may instead of issuing a substitute Subordinated Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Subordinated Security or Coupon), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Subordinated Security or Coupons and of the ownership thereof.

                     Every substitute Subordinated Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Subordinated Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Subordinated Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Subordinated Indenture equally and proportionately with any and all other Subordinated Securities or Coupons of such series duly authenticated and delivered hereunder. All Subordinated Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Subordinated Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.10. Cancellation of Subordinated Securities; Destruction Thereof.

                     All Subordinated Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if any, if surrendered to the Company or any agent of the Company or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Subordinated Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Subordinated Indenture. The Trustee or its agent shall dispose of canceled Subordinated Securities and Coupons held by it and return such cancelled Subordinated Securities to the

Company. If the Company or its agent shall acquire any of the Subordinated Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Subordinated Securities or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

Section 2.11. Temporary Subordinated Securities.

                     Pending the preparation of definitive Subordinated Securities for any series, the Company may execute and the Trustee shall authenticate and deliver temporary Subordinated Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Subordinated Securities of any series shall be issuable as Registered Subordinated Securities without coupons, or as Unregistered Subordinated Securities with or without coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Subordinated Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Subordinated Securities, all as may be determined by the Company with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Subordinated Securities may contain such references to any provisions of this Subordinated Indenture as may be appropriate. Every temporary Subordinated Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Subordinated Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Subordinated Securities of such series and thereupon temporary Registered Subordinated Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for that purpose pursuant to
Section 3.2 and, in the case of Unregistered Subordinated Securities, at any agency maintained by the Company for such purpose as specified pursuant to
Section 2.4, and the Trustee shall authenticate and deliver in exchange for such temporary Subordinated Securities of such series an equal aggregate principal amount of definitive Subordinated Securities of the same series having authorized denominations and, in the case of Unregistered Subordinated Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Subordinated Securities of any series shall be entitled to the same benefits under this Subordinated Indenture as definitive Subordinated Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Subordinated Securities of any series that may be established pursuant to Section 2.4 (including any provision that Unregistered Subordinated Securities of such series initially be issued in the form of a single global Unregistered Subordinated Security to be delivered to a depositary or agency located outside the United

States and the procedures pursuant to which definitive or global Unregistered Subordinated Securities of such series would be issued in exchange for such temporary global Unregistered Subordinated Security).

                                  ARTICLE III.

                            COVENANTS OF THE COMPANY

Section 3.1. Payment of Principal and Interest.

                     The Company covenants and agrees for the benefit of each series of Subordinated Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, if any, each of the Subordinated Securities of such series (together with any additional amounts payable pursuant to the terms of such Subordinated Securities) at the place or places, at the respective time or times and in the manner provided in such Subordinated Securities and in the Coupons, if any, appertaining thereto and in this Subordinated Indenture. The interest on Subordinated Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Subordinated Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Subordinated Security provides that interest thereon may be paid while such Subordinated Security is in temporary form, the interest on any such temporary Unregistered Subordinated Security (together with any additional amounts payable pursuant to the terms of such Subordinated Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Subordinated Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.4. The interest, if any, on Registered Subordinated Securities (together with any additional amounts payable pursuant to the terms of such Subordinated Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Company, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register of the Company.

Section 3.2. Offices for Payments, Etc.

                     So long as any Registered Subordinated Securities are authorized for issuance pursuant to this Subordinated Indenture or are outstanding hereunder, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Registered Subordinated Securities of each series may be presented for payment, where the Subordinated Securities of each series may be presented for exchange as is provided in this Subordinated Indenture, where the Subordinated Securities of each series may be surrendered for conversion and, if applicable, pursuant to Section 2.4 and where the Registered Subordinated Securities of each series may be presented for registration of transfer as in this Subordinated Indenture provided.

                     The Company will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Subordinated Securities of such series are listed) where the Unregistered Subordinated Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Subordinated Security or Coupon will be made upon presentation of such Unregistered Subordinated Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without tax consequences adverse to the Company. Notwithstanding the foregoing, payments in Dollars of Unregistered Subordinated Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Subordinated Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

                     The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of the Subordinated Securities of any series, the Coupons appertaining thereto or this Subordinated Indenture may be served.

                     The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any agency required by this Section to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or for any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                     The Company may from time to time designate one or more additional offices or agencies where the Subordinated Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Subordinated Securities of that series may be presented for exchange as provided in this Subordinated Indenture and pursuant to Section 2.4 and where the Registered Subordinated Securities of that series may be presented for registration of transfer as in this Subordinated Indenture provided, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain the agencies provided for in this Section. The Company shall give to the Trustee prompt written notice of any such designation or rescission thereof.

Section 3.3. Appointment to Fill a Vacancy in Office of Trustee.

                     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Subordinated Securities hereunder.

Section 3.4. Paying Agents.

                     Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Subordinated Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                     (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Subordinated Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Subordinated Securities of such series) in trust for the benefit of the Holders of the Subordinated Securities of such series, or Coupons appertaining thereto, if any, or of the Trustee;

                     (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Subordinated Securities of such series) to make any payment of the principal of or interest on the Subordinated Securities of such series when the same shall be due and payable; and

                     (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in the foregoing clause
           (b).

                     The Company will, on or prior to each due date of the principal of or interest on the Subordinated Securities of such series, deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

                     If the Company shall act as its own Paying Agent with respect to the Subordinated Securities of any series, it will, on or before each due date of the principal of or interest on the Subordinated Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Subordinated Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

                     Anything in this Section to the contrary notwithstanding, but subject to Section 10.1, the Company may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Subordinated Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

Section 3.5. Compliance Certificates.

                     The Company will furnish to the Trustee on or before January 31 in each year (beginning with January 31, 1999) a brief certificate (which need not comply with Section 11.5) from the principal executive, financial or accounting officer of the Company stating that in the course of the performance by the signer of his or her duties as an officer of the Company he or she would normally have knowledge of any default or non-compliance by the Company in the performance of any covenants or conditions contained in this Subordinated Indenture, stating whether or not he or she has knowledge of any such default or non-compliance and, if so, describing each such default or non-compliance of which the signer has knowledge and the nature thereof.

Section 3.6. Corporate Existence.

                     Subject to Article IX, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, that the Company shall not be required to preserve any such right, license or franchise, if, in the judgment of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and the loss thereof is not disadvantageous in any material respect to the Securityholders.

Section 3.7. Maintenance of Properties.

                     The Company will cause all properties used in or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all time except to the extent that the Company may be prevented from so doing by circumstances beyond its control; provided, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company desirable in the conduct of the business of the Company or any Subsidiary and not disadvantageous in any material respect to the Securityholders.

Section 3.8. Payment of Taxes and Other Claims.

                     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent: (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary; and (b) all lawful claims for labor, materials, and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; and provided further that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge or claim if the Company shall determine that such payment is not advantageous to the conduct of the business of the Company and its Subsidiaries taken as a whole and that the failure so to pay or discharge is not disadvantageous in any material respect to the Securityholders.

Section 3.9. Luxembourg Publications.

                     In the event of the publication of any notice pursuant to
Section 5.15, 6.11(a), 6.12, 8.2, 10.4 or 13.2, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Subordinated Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officer's Certificate delivered to such party, make a similar publication in Luxembourg.

Section 3.10. Usury Laws.

           The Company covenants and agrees: (a) not to insist upon, or plead, or in any manner whatsoever claim the benefit or the advantage of the usury law of any jurisdiction against the Trustee or the Holders in connection with any claim, action or proceeding which may be brought by the Trustee or the Holders in order to enforce any right or remedy under this Subordinated Indenture; and
(b) to resist any and all efforts to compel the Company to claim the benefit or the advantage of the usury law of any jurisdiction against the Trustee or the Holders in connection with any claim, action or proceeding which may be brought by the Trustee or the Holders in order to enforce any right or remedy under this Indenture.

                                   ARTICLE IV.

                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

Section 4.1. Company to Furnish Trustee Information as to Names and Addresses of
             Securityholders.

                     If and so long as the Trustee shall not be the Security Registrar for the Subordinated Securities of any series, the Company and any other obligor on the Subordinated Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Subordinated Securities of such series pursuant to Section 312 of the Trust Indenture Act:

                     (a) semi-annually not more than 5 days after each Regular Record Date for the payment of interest on such Registered Subordinated Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.4 for non-interest bearing Registered Subordinated Securities in each year; and

                     (b) at such other times as the Trustee may reasonably request in writing, within thirty days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

Section 4.2. Preservation of Information; Communications to Holders.

                     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 4.1 and the names and addresses of Holders received by the Trustee in its capacity as Subordinated Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Subordinated Indenture or under the Subordinated Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                     (c) Every Holder of Subordinated Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 4.3. Reports by Trustee.

                     (a) Within 60 days after May 15 of each year, commencing May 15, 1998, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Subordinated Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Subordinated Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Subordinated Securities are listed on any stock exchange.

Section 4.4. Reports by Company.

                     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE V.

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

Section 5.1. Event of Default Defined, Acceleration of Maturity; Waiver of
             Default.

                     "Event of Default" with respect to Subordinated Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the subordination provisions of any series of Subordinated Securities or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                     (a) default in the payment of any installment of interest upon any of the Subordinated Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                     (b) default in the payment of all or any part of the principal, or any premium, on any of the Subordinated Securities of such series as and when the same shall become due and payable either at Maturity, upon any redemption, by declaration or otherwise; or

                     (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Subordinated Securities of such series; or

                     (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Subordinated Securities of such series or contained in this Subordinated Indenture (other than a covenant or agreement included in this Subordinated Indenture solely for the benefit of a series of Subordinated Securities other than such series) for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Company remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Subordinated Securities of the series to which such covenant or agreement relates; or

                     (e) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of indebtedness in excess of $5,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in indebtedness in excess of $5,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at 25% in aggregate principal amount of the Subordinated Securities of each such affected series then Outstanding hereunder a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled; or

                     (f) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any Significant Subsidiary for any substantial part of its or their property or ordering the winding up or liquidation of its or their affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                     (g) the Company or any Significant Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any Significant Subsidiary or for any substantial part of its or their property, or make any general assignment for the benefit of creditors; or

                     (h) any other Event of Default provided in the supplemental indenture, Board Resolution or Officer's Certificate under which such series of Subordinated Securities is issued or in the form of Subordinated Security for such series.

Section 5.2. Acceleration of Maturity; Rescission and Annulment.

                     If an Event of Default described in clause (a), (b), (c),
(d), (e) or (h) of Section 5.1 (if the Event of Default under clause (d) or (h), as the case may be, is with respect to less than all series of Subordinated Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Subordinated Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Subordinated Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Subordinated Securities of any such affected series are Original Issue Discount Subordinated Securities, such portion of the principal amount as may be specified in the terms of such series) of all Subordinated Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

                     If an Event of Default described in clause (d) or (h) of
Section 5.1 with respect to all series of Subordinated Securities then Outstanding, occurs and is continuing, then, and in each and every such case, unless the principal of all of the Subordinated Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all of the Subordinated Securities then Outstanding hereunder (treated as one class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Subordinated Securities of any series are Original Issue Discount Subordinated Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Subordinated Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (f) or
(g) of Section 5.1 shall occur, the principal amount of all outstanding Subordinated Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                     The foregoing provisions are subject to the condition that if, at any time after the principal (or, if the Subordinated Securities are Original Issue Discount Subordinated Securities, such portion of the principal as may be specified in the terms thereof) of the Subordinated Securities of any series (or of all the Subordinated Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

                      (A) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay

                               (i) all matured installments of interest upon all
                     the Subordinated Securities of each such series (or all the Subordinated Securities, as the case may be); and

                               (ii) the principal of any and all Subordinated
                     Securities of each such series (or of all the Subordinated Securities, as the case may be) which shall have become due otherwise than by acceleration; and

                               (iii) interest upon such principal and, to the
                     extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities) specified in the Subordinated Securities of each such series (or at the respective rates of interest or Yields to Maturity of all the Subordinated Securities, as the case may be) to the date of such payment or deposit; and

                               (iv) all amounts payable to the Trustee pursuant
                     to Section 6.6; and

                     (B) all Events of Default under the Subordinated Indenture, other than the non-payment of the principal of Subordinated Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Subordinated Securities of each such series, each such series voting as a separate class (or of all the Subordinated Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Subordinated Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                     For all purposes under this Subordinated Indenture, if a portion of the principal of any Original Issue Discount Subordinated Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Subordinated Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Subordinated Securities.

Section 5.3. Collection of Indebtedness by Trustee; Trustee May Prove Debt.

                     The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Subordinated Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Subordinated Securities of any series when the same shall have become due and payable, whether upon Maturity of the Subordinated Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Subordinated Securities of such series the whole amount that then shall have become due and payable on all Subordinated Securities of such series, and such Coupons, for principal and interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities) specified in the Subordinated Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and such other amount due the Trustee under Section 6.6 in respect of Subordinated Securities of such series.

                     Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Subordinated Securities of any series to the registered Holders, whether or not the Subordinated Securities of such series be overdue.

Section 5.4. Trustee May File Proofs of Claims.

                     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Subordinated Securities and collect in the manner provided by law out of the property of the Company or other obligor upon the Subordinated Securities, wherever situated, all the moneys adjudged or decreed to be payable.

                     In case there shall be pending proceedings relative to the Company or any other obligor upon the Subordinated
Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor upon the Subordinated Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Subordinated Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                     (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Subordinated Securities of any series are Original Issue Discount Subordinated Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Subordinated Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts payable to the Trustee under Section 6.6) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon the Subordinated Securities, or to the creditors or property of the Company or such other obligor; and

                     (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Subordinated Securities of any series in any election of a receiver, assignee, trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings, custodian or other person performing similar functions in respect of any such proceedings; and

                     (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official performing similar functions in respect of any such proceedings is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee its costs and expenses of collection and all other amounts due to it pursuant to Section 6.6.

                     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Subordinated Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except as aforesaid in clause (b).

Section 5.5. Trustee May Enforce Claims Without Possession of Subordinated
             Securities.

                     All rights of action and of asserting claims under this Subordinated Indenture, or under any of the Subordinated Securities of any series or Coupons appertaining to such Subordinated Securities, may be enforced by the Trustee without the possession of any of the Subordinated Securities of such series or Coupons appertaining to such Subordinated Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall awarded to the Trustee for ratable distribution to the Holders of the Subordinated Securities or Coupons appertaining to such Subordinated Securities in respect of which such action was taken, after payment of all sums due to the Trustee under
Section 6.6 in respect of such Subordinated Securities.

                     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Subordinated Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Subordinated Securities or Coupons appertaining to such Subordinated Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Subordinated Securities or Coupons appertaining to such Subordinated Securities parties to any such proceedings.

Section 5.6. Application of Proceeds.

                     Any moneys collected by the Trustee pursuant to this
Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Subordinated Securities and Coupons appertaining to such Subordinated Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Subordinated Securities of such series in reduced principal amounts in exchange for the presented Subordinated Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                     FIRST: To the payment of costs and expenses applicable to such series of Subordinated Securities in respect of which monies have been collected, including all amounts due to the Trustee and each predecessor Trustee pursuant to Section 6.6 in respect to such series of Subordinated Securities;

                     SECOND: In case the principal of the Subordinated Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Subordinated Securities of such series in default in the order of the Maturity of the installments on such interest, with interest (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities) specified in such Subordinated Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                     THIRD: In case the principal of the Subordinated Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Subordinated Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installations of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Subordinated Securities) specified in the Subordinated Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Subordinated Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest or of any Subordinated Security of such series over any other Subordinated Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

                     FOURTH: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

Section 5.7. Suits for Enforcement.

                     In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Subordinated Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Subordinated Indenture or in aid of the exercise of any power granted in this Subordinated Indenture or to enforce any other legal or equitable right vested in the Trustee by this Subordinated Indenture or by law.

Section 5.8. Limitations on Suits by Subordinated Security Holders.

                     No Holder of any Subordinated Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Subordinated Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Subordinated Indenture or such Subordinated Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Subordinated Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Subordinated Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.13; it being understood and intended, and being expressly covenanted by the taker and Holder of every Subordinated Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Subordinated Securities of any series or Coupons appertaining to such Subordinated Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Subordinated Indenture or any Subordinated Security to affect, disturb or prejudice the rights of any other such taker or Holder of Subordinated Securities or Coupons appertaining to such Subordinated Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Subordinated Indenture or any Subordinated Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of

Subordinated Securities of the applicable series and Coupons appertaining to such Subordinated Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 5.9. Unconditional Right of Securityholders to Institute Certain Suits.

                     Notwithstanding any other provision in this Subordinated Indenture and any provision of any Subordinated Security, the right of any Holder of any Subordinated Security or Coupon to receive payment of the principal of and interest on such Subordinated Security or Coupon on or after the respective due dates expressed in such Subordinated Security or Coupon or the applicable redemption dates provided for in such Subordinated Security, to convert such Subordinated Securities of any series in accordance with terms that may be established pursuant to Section 2.3, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 5.10. Restoration of Rights on Abandonment of Proceedings.

                     In case the Trustee shall have proceeded to enforce any right under this Subordinated Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

Section 5.11. Powers and Remedies Cumulative; Delay or Omission Not Waiver of
              Default.

                     Except as provided in Section 5.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Subordinated Securities or Coupons is intended to be exclusive of any other right or remedy and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.12. Delay or Omission Not Waiver.

                     No delay or omission of the Trustee or of any Holder of Subordinated Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Subordinated Indenture, any Subordinated Security or law to the Trustee or to the Holders of Subordinated Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or, subject to Section 5.8, by the Holders of Subordinated Securities or Coupons.

Section 5.13. Control by Holders of Subordinated Securities.

                     The Holders of a majority in aggregate principal amount of the Subordinated Securities of each series affected (with each such series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Subordinated Securities of such series by this Subordinated Indenture; provided, that such direction shall not be otherwise than in accordance with law and the provisions of this Subordinated Indenture and provided, further, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken; or (b) if the Trustee by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine in good faith that the action or proceedings so directed would involve the Trustee in personal liability; or (c) if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Subordinated Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                     Nothing in this Subordinated Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

Section 5.14. Waiver of Past Defaults.

                     Prior to the declaration of acceleration of the Maturity of any Subordinated Securities as provided in Section 5.2, the Holders of a majority in aggregate principal amount of the Subordinated Securities of such series (each series voting as a separate class) at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Subordinated Securities waive any past default or Event of

Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Subordinated Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of all such Subordinated Securities shall be restored to their former positions and rights hereunder, respectively, and such default shall cease to exist and be deemed to have been cured and not to have occurred for purposes of this Subordinated Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.15. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.

                     The Trustee shall, within 90 days after the occurrence of a default with respect to the Subordinated Securities of any series actually known to a Responsible Officer of the Trustee, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Subordinated Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.9, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Subordinated Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided, that, except in the case of default in the payment of the principal of or interest on any of the Subordinated Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

Section 5.16. Right of Court to Require Filing of Undertaking to Pay Costs.

                     All parties to this Subordinated Indenture agree, and each Holder of any Subordinated Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Subordinated Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Subordinated Securities of such series, or, in the case of any suit relating to or arising under clause (d) or (h) of Section
5.1 (if the suit relates to Subordinated Securities of more than one but less than all series), 10% in aggregate principal amount of Subordinated Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (d) or (h) (if the suit under clause (d) or (h) relates to all the Subordinated Securities then Outstanding), (f) or (g) of Section 5.1, 10% in aggregate principal amount of all Subordinated Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Subordinated Security on or after the due date expressed in such Subordinated Security or any date fixed for redemption.

Section 5.17. Waiver of Stay or Extension Laws.

                     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Subordinated Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI.

                             CONCERNING THE TRUSTEE

Section 6.1. Duties and Responsibilities of the Trustee; During Default; Prior to Default.

                     Prior to the occurrence of an Event of Default with respect to the Subordinated Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Subordinated Indenture with respect to such series of Subordinated Securities. In case an Event of Default with respect to the Subordinated Securities of a series has occurred and has not been cured or waived, the Trustee shall exercise with respect to such series of Subordinated Securities such of the rights and powers vested in it by this Subordinated

Indenture with respect to such series of Subordinated Securities, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                     No provision of this Subordinated Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                     (a) prior to the occurrence of an Event of Default with respect to the Subordinated Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                               (i) the duties and obligations of the Trustee
                     with respect to the Subordinated Securities of any series shall be determined solely by the express provisions of this Subordinated Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Subordinated Indenture, and no implied covenants or obligations shall be read into this Subordinated Indenture against the Trustee; and

                               (ii) the Trustee may conclusively rely, as to the
                     truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Subordinated Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Subordinated Indenture;

                     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.13 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Subordinated Indenture.

                     None of the provisions contained in this Subordinated Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                     The provisions of this Section 6.1 are in furtherance of and subject to Section 315 of the Trust Indenture Act.

Section 6.2. Certain Rights of the Trustee.

                     In furtherance of and subject to the Trust Indenture Act, and subject to Section 6.1:

                     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof is specifically prescribed herein or in the terms established in respect of any series); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

                     (c) the Trustee may consult with counsel of its selection and any advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                     (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Subordinated Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Subordinated Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

                     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Subordinated Indenture;

                     (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of

           Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Subordinated Securities of all series affected then Outstanding; provided, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Subordinated Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand; and

                     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

Section 6.3. Trustee Not Responsible for Recitals, Disposition of Subordinated Securities or Application of Proceeds Thereof.

                     The recitals contained herein and in the Subordinated Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Subordinated Indenture or of the Subordinated Securities or Coupons. The Trustee shall not be accountable for the use or application by the Company of any of the Subordinated Securities or of the proceeds thereof.

Section 6.4. Trustee and Agents May Hold Subordinated Securities or Coupons; Collections, Etc.

                     The Trustee or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Subordinated Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

Section 6.5. Moneys Held by Trustee.

                     Subject to the provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

Section 6.6. Compensation and Indemnification of Trustee and Its Prior Claim.

                     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to such compensation as the parties shall agree in writing from time to time (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expense, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Subordinated Indenture (including the compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Subordinated Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Subordinated Indenture. Such additional indebtedness shall be a senior claim to that of the Subordinated Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Subordinated Securities or Coupons, and the Subordinated Securities are hereby subordinated to such senior claim.

Section 6.7. Right of Trustee to Rely on Officer's Certificate, Etc.

                     Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Subordinated Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Subordinated Indenture upon the faith thereof.

Section 6.8. Subordinated Indentures Not Creating Potential Conflicting Interests for the Trustee.

                     The following indentures are hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act: this Subordinated Indenture with respect to the Subordinated Securities of any other series.

Section 6.9. Qualification of Trustee: Conflicting Interests.

                     The Trustee shall comply with Section 310(b) of the Trust Indenture Act.

Section 6.10. Persons Eligible for Appointment as Trustee.

                     The Trustee for each series of Subordinated Securities hereunder shall at all times be a corporation or banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, that has (or, in the case of a corporation or banking association included in a bank holding company system, whose related bank holding company has) a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.11.

                     The provisions of this Section 6.10 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act.

Section 6.11. Resignation and Removal; Appointment of Successor Trustee.

                     (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or



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

all series of Subordinated Securities by giving written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Subordinated Security or Subordinated Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                     (b) In case at any time any of the following shall occur:

                     (i) the Trustee shall fail to comply with the provisions of
           Section 310(b) of the Trust Indenture Act with respect to any series of Subordinated Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Subordinated Security or Subordinated Securities of such series for at least six months; or

                     (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.10 and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Securityholder; or

                     (iii) the Trustee shall become incapable of acting with respect to any series of Subordinated Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to the applicable series of Subordinated Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide



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


Holder of a Subordinated Security or Subordinated Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after such removal, the removed trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                     (c) The Holders of a majority in aggregate principal amount of the Subordinated Securities of each series at the time outstanding may at any time remove the Trustee with respect to Subordinated Securities of such series and appoint a successor trustee with respect to the Subordinated Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.

                     (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.11 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.12.

Section 6.12. Acceptance of Appointment by Successor Trustee.

                     Any successor trustee appointed as provided in Section 6.11 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.



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

                     If a successor trustee is appointed with respect to the Subordinated Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Subordinated Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Subordinated Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Subordinated Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

                     No successor trustee with respect to any series of Subordinated Securities shall accept appointment as provided in this Section
6.12 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.10.

                     Upon acceptance of appointment by any successor trustee as provided in this Section 6.12, the Company shall give notice thereof (a) if any Unregistered Subordinated Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.9, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Subordinated Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Subordinated Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.11. If the Company fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

Section 6.13. Merger, Conversion, Consolidation or Succession to Business of Trustee.

                     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, that such corporation shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                     In case at the time such successor to the Trustee shall succeed to the trusts created by this Subordinated Indenture any of the Subordinated Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Subordinated Securities so authenticated; and, in case at that time any of the Subordinated Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Subordinated Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Subordinated Securities of such series or in this Subordinated Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Subordinated Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 6.14. Preferential Collection of Claims Against the Company.

                     If this Subordinated Indenture is qualified under the Trust Indenture Act, the Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated.

Section 6.15. Appointment of Authenticating Agent.

                     As long as any Subordinated Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Company an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Subordinated Securities, including Subordinated Securities issued upon exchange,



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

registration of transfer, partial redemption or pursuant to Section 2.9. Subordinated Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Subordinated Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Subordinated Indenture to the authentication and delivery of Subordinated Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $45,000,000 (determined as provided in Section
6.10 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

                     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency business of any Authenticating Agent, shall continue to be the authenticating Agent with respect to all series of Subordinated Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company.

                     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.15 with respect to one or more series of Subordinated Securities, the Trustee shall upon receipt of a Company Order appoint a successor Authenticating Agent and the Company shall provide notice of such appointment to all Holders of Subordinated Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Subordinated Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.



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

                     Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.

                                  ARTICLE VII.

                         CONCERNING THE SECURITYHOLDERS

Section 7.1. Evidence of Action Taken by Securityholders.

                     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Subordinated Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Subordinated Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

Section 7.2. Proof of Execution of Instruments and of Holding of Subordinated Securities.

                     Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding or Subordinated Securities shall be proved by the Security Register or by a certificate of the registrar thereof.

Section 7.3. Holders to be Treated as Owners.

                     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Subordinated Security shall be registered upon the Security Register for such series as the absolute owner of such Subordinated Security (whether or not such Subordinated Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Subordinated Indenture, interest on such Subordinated Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Unregistered Subordinated Security and the Holder of any Coupon as the absolute owner of such Unregistered Subordinated Security or Coupon (whether or not such Unregistered Subordinated

Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Subordinated Security or Coupon.

                     If the Subordinated Securities of any series are issued in the form of one or more Global Subordinated Securities, the Depository therefor may grant proxies to Persons having a beneficial ownership in such Global Subordinated Security or Subordinated Securities for purposes of voting or otherwise responding to any request for consent, waiver or other action which the Holder of such Subordinated Security is entitled to grant or take under this Subordinated Indenture and the Trustee shall accept such proxies for the purposes granted; provided that neither the Trustee nor the Company shall have any obligation with respect to the grant of or solicitation by the Depository of such proxies.

Section 7.4. Subordinated Securities Owned by Company Deemed Not Outstanding.

                     In determining whether the Holders of the requisite aggregate principal amount of Outstanding Subordinated Securities of any or all series have concurred in any request, demand, authorization, direction, notice, consent, waiver or other action by Securityholders under this Subordinated Indenture, Subordinated Securities which are owned by the Company or any other obligor on the Subordinated Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Subordinated Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such action only Subordinated Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Subordinated Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Subordinated Securities and that the pledgee is not the Company or any other obligor upon the Subordinated Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Subordinated Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the

Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Subordinated Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Subordinated Securities not listed therein are Outstanding for the purpose of any such determination.

Section 7.5. Right of Revocation of Action Taken.

                     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Subordinated Securities of any or all series, as the case may be, specified in this Subordinated Indenture in connection with such action, any Holder of a Subordinated Security the serial number of which is shown by the evidence to be included among the serial numbers of the Subordinated Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Subordinated Security. Except as aforesaid any such action taken by the Holder of any Subordinated Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Subordinated Security and of any Subordinated Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Subordinated Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Subordinated Securities of any or all series, as the case may be, specified in this Subordinated Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Subordinated Securities affected by such action.

                                  ARTICLE VIII.

                      SUPPLEMENTAL SUBORDINATED INDENTURES

Section 8.1. Supplemental Subordinated Indentures Without Consent of Securityholders.

                     The Company, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                      (a) to cause the Subordinated Indenture to be qualified under the Trust Indenture Act; or

                      (b) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Subordinated Securities; or

                      (c) to add to the covenants of the Company for the benefit of the Holders of all or any series of Subordinated Securities (and if such covenants are to be for the benefit of less than all series of Subordinated Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                      (d) to add any additional Events of Default for the benefit of the Holders of all or any series of Subordinated Securities (and if such additional Events of Default are to be for the benefit of less than all series of Subordinated Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                      (e) to add to or change any of the provisions of this Subordinated Indenture to such extent as shall be necessary to permit or facilitate the issuance of Subordinated Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Subordinated Securities in uncertificated form; or

                      (f) to add to, change or eliminate any of the provisions of this Subordinated Indenture in respect of one or more series of Subordinated Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Subordinated Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Subordinated Security with respect to such provision or (B) shall become effective only when there is no such Subordinated Security Outstanding; or

                      (g) to secure the Subordinated Securities; or

                      (h) to establish the form or terms of Subordinated Securities of any series as permitted by Sections 2.1 and 2.3; or

                      (i) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Subordinated Securities of one or more series and to add to or change any of the provisions of this Subordinated

           Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                      (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Subordinated Indenture, provided that such action pursuant to this Clause (j) shall not adversely affect the interests of the Holders of Subordinated Securities of any series in any material respect; or

                      (k) to make provision with respect to the conversion rights of Holders in the event of a consolidation, merger or sale of assets involving the Company, as required in this Subordinated Indenture; or

                      (l) to supplement any of the provisions of the Subordinated Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Subordinated Securities pursuant to Article X, provided that any such action shall not adversely affect the interests of the Holders of Subordinated Securities of such series or any other series of Subordinated Securities in any material respect.

Section 8.2. Supplemental Subordinated Indentures with Consent of
Securityholders.

                     With the consent of the Holders of a majority in principal amount of the Outstanding Subordinated Securities of each series affected by such supplemental indenture, by act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner eliminating any of the provisions of this Subordinated Indenture or of modifying in any manner the rights of the Holders of Subordinated Securities of such series under this Subordinated Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Subordinated Security affected thereby,

                      (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Subordinated Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Subordinated Security or any other Subordinated Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any place of payment where, or the coin or currency in which, any Subordinated Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Subordinated Indenture with respect to the subordination of the Subordinated Securities in a manner adverse to the Holders, or

                      (b) reduce the percentage in principal amount of the Outstanding Subordinated Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Subordinated Indenture or certain defaults hereunder and their consequences) provided for in this Subordinated Indenture, or

                      (c) modify any of the provisions of this Section 8.2 or
           Section 5.14, except to increase any such percentage or to provide that certain other provisions of this Subordinated Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Subordinated Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 8.2, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 8.1(i).

                     A supplemental indenture which changes or eliminates any covenant or other provision of this Subordinated Indenture which has expressly been included solely for the benefit of one or more particular series of Subordinated Securities, or which modifies the rights of Holders of Subordinated Securities of such series, or of Coupons appertaining to such Subordinated Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Subordinated Indenture of the Holders of Subordinated Securities of any other series or of the Coupons appertaining to such Subordinated Securities.

                     Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order) certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Subordinated Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this

Subordinated Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 8.3. Effect of Supplemental Subordinated Indenture.

                     Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Subordinated Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Subordinated Indenture of the Trustee, the Company and the Holders of Subordinated Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Subordinated Indenture for any and all purposes.

Section 8.4. Documents to be Given to Trustee.

                     The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article VIII complies with the applicable provisions of this Subordinated Indenture.

Section 8.5. Notation on Subordinated Securities in Respect of Supplemental Subordinated Indentures.

                     Subordinated Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Company or the Trustee shall so determine, new Subordinated Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Subordinated Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Subordinated Securities of such series then Outstanding.

                                   ARTICLE IX.

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1. Company May Consolidate, Etc., Only on Certain Terms.

                     The Company shall not consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any other Person, and the Company shall not permit any other Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                     (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Subordinated Securities and the performance or observance of every covenant of this Subordinated Indenture on the part of the Company to be performed or observed and any conversion rights shall be provided for in accordance with the terms that may be established pursuant to
           Section 2.3, if applicable, or as otherwise specified pursuant to
           Section 2.3, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the Person which shall have acquired the Company's assets;

                     (b) immediately after giving effect to such consolidation, merger, conveyance, transfer or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                     (c) such consolidation, merger, conveyance, transfer or lease does not adversely affect the validity or enforceability of the Subordinated Securities; and

                     (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture (if any), comply with this Subordinated Indenture and the Subordinated Securities and that all conditions precedent herein provided for relating to such transaction have been satisfied.

Section 9.2. Successor Corporation Substituted.

                     The successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Subordinated Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter (except in the case of a lease to another Person) the predecessor corporation shall be relieved of all obligations and covenants under the Subordinated Indenture and the Subordinated Securities and, in the event of such conveyance or transfer, any such predecessor corporation may be dissolved and liquidated.

                                   ARTICLE X.

                           SATISFACTION AND DISCHARGE

Section 10.1. Satisfaction and Discharge of Subordinated Indenture.

                     (A) If at any time (i) the Company shall have paid or caused to be paid the principal of and interest on all the Subordinated Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Subordinated Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Subordinated Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Subordinated Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (iii) in the case of any series of Subordinated Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (b) below, (a) all the Subordinated Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any Paying Agent to the Company in accordance with Section 10.4), (ii) in the case of any series of Subordinated Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such Maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series; (x) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series; and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Subordinated Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Subordinated Securities of such Series and of Coupons appertaining thereto and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Subordinated Securities or Coupons, (iii) rights of holders of Subordinated Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Subordinated Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee hereunder, including those under Section 6.6, (vi) the rights of the Holders of securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Company under Section 3.2 and the Trustee, on demand of the Company accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Subordinated Indenture; provided, that the rights of Holders of the Subordinated Securities and Coupons to receive amounts in respect of principal of and interest on the Subordinated Securities and Coupons held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Subordinated Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter rendered by the Trustee in connection with this Subordinated Indenture or the Subordinated Securities of such series.

                     (B) The following provisions shall apply to the Subordinated Securities of each series unless specifically otherwise provided in a Board Resolution, Officer's Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Subordinated Indenture pursuant to the next preceding paragraph, in the case of any series of Subordinated Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (a) below, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Subordinated Securities of such a series and the Coupons appertaining thereto on the date of the deposit referred to in subparagraph (a) below, and the provisions of this Subordinated Indenture with respect to the Subordinated Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Subordinated Securities of such series and of Coupons appertaining thereto and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Subordinated Securities or Coupons, (iii) rights of Holders of Subordinated Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Subordinated Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee hereunder, (vi) the rights of the Holders of Subordinated Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the obligations of the Company under
Section 3.2 and the Trustee, at the expense of the Company, shall at the Company's request, execute proper instruments acknowledging the same, if

                     (a) with reference to this provision the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Subordinated Securities of such series and Coupons appertaining thereto (i) cash in an amount, or (ii) in the case of any series of Subordinated

           Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or
           (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series;

                     (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound;

                     (c) the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Subordinated Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

                     (d) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

                     (C) The Company shall be released from its obligations under Sections 3.6 and 9.1 and unless otherwise provided for in the Board Resolution, Officer's Certificate or Subordinated Indenture supplemental hereto establishing such series of Subordinated Securities, from all covenants and other obligations referred to in Section 2.3(18) or 2.3(20) with respect to such series of Subordinated Securities, and any Coupons appertaining thereto, outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Subordinated Securities of any series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such

Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1, but the remainder of this Subordinated Indenture and such Subordinated Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection (C) of this Section 10.1:

                     (a) The Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Subordinated Securities of such series and coupons appertaining thereto, (i) cash in an amount, or (ii) in the case of any series of Subordinated Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Subordinated Securities of such series and Coupons appertaining thereof and (b) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Subordinated Indenture and the Subordinated Securities of such series;

                     (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Subordinated Securities shall have occurred and be continuing on the date of such deposit;

                     (c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.9 and for purposes of the Trust Indenture Act with respect to any securities of the Company;

                     (d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Subordinated Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                     (e) Such covenant defeasance shall not cause any Subordinated Securities then listed on any registered national securities exchange under the Exchange Act to be delisted;

                     (f) The Company shall have delivered to the Trustee an Officer's Certificate and Opinion of Counsel to the effect that the Holders of the Subordinated Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                     (g) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

Section 10.2. Application by Trustee of Funds Deposited for Payment of Subordinated Securities.

                     Subject to Section 10.4, all moneys deposited with the Trustee (for other trustee) pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Subordinated Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

Section 10.3. Repayment of Moneys Held by Paying Agent.

                     In connection with the satisfaction and discharge of this Subordinated Indenture with respect to Subordinated Securities of any series, all moneys then held by any Paying Agent under the provisions of this Subordinated Indenture with respect to such series of Subordinated Securities shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 10.4. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.

                     Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of and any premium and interest on any Subordinated Security and any series of Coupons attached thereto and not so applied but remaining unclaimed for two years under applicable law shall be transferred by the Trustee to the Company in accordance with applicable laws, and the Holder of such Subordinated Security of such series and of any Coupons appertaining thereto shall thereafter look only to such Persons for any payment which such Holder may be entitled to collect and all liability of the Trustee and such Paying Agent with respect to such moneys shall thereupon cease.

Section 10.5. Indemnity for U.S. Government of Obligations.

                     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such obligations.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

Section 11.1. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability.

                     No recourse under or upon any obligation, covenant or agreement contained in this Subordinated Indenture, or in any Subordinated Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Subordinated Securities and the Coupons, if any, appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Subordinated Securities and the Coupons appertaining thereto.

Section 11.2. Provisions of Subordinated Indenture for the Sole Benefit of Parties and Holders of Subordinated Securities and Coupons.

                     Nothing in this Subordinated Indenture, in the Subordinated Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties thereto and their successors and the Holders of the Subordinated Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Subordinated Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Subordinated Securities or Coupons, if any.

Section 11.3. Successors and Assigns of Company Bound by Subordinated Indenture.

                     All the covenants, stipulations, promises and agreements in this Subordinated Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

Section 11.4. Notices and Demands on Company, Trustee and Holders of Subordinated Securities and Coupons.

                     Any notice or demand which by any provision of this Subordinated Indenture is required or permitted to be given or served by the Trustee or by the Holders of Subordinated Securities or Coupons, if any, to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to QuadraMed Corporation, 80 East Sir Francis Drake Blvd., Ste. 2A, Larkspur, CA 94939, Attention: Secretary. Any notice, direction, request or demand by the Company or any Holder of Subordinated Securities or Coupons, if any, to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Company) to The Bank of New York, 101 Barclay street, 2IW, New York, NY 10286, Attention: Corporate Trust Administration.

                     Where this Subordinated Indenture provides for notice to Holders of Registered Subordinated Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class mail, postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security Register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Subordinated Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company when such notice is required to the given pursuant to any provision of this Subordinated Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 11.5. Officer's Certificates and Opinions of Counsel; Statements to be Contained Therein.

                     Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Subordinated Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Subordinated Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Subordinated Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                     Each certificate or opinion provided for in this Subordinated Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Subordinated Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer of officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion of or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

Section 11.6. Payments Due on Saturdays, Sundays and Holidays.

                     If the date of Maturity of interest on or principal of the Subordinated Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Subordinated Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of Maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 11.7. Conflict of Any Provision of Subordinated Indenture with Trust Indenture Act.

                     If and to the extent that any provision of this Subordinated Indenture limits, qualifies or conflicts with duties imposed by, or with another provision (an "incorporated provision") included in this Subordinated Indenture by operation of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

Section 11.8. New York Law to Govern.

                     THIS SUBORDINATED INDENTURE AND EACH SUBORDINATED SECURITY AND COUPON SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

Section 11.9. Counterparts.

                     This Subordinated Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 11.10. Effect of Headings.

                     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 11.11. Subordinated Securities in a Foreign Currency or in ECU.

                     Unless otherwise specified in an Officer's Certificate delivered pursuant to Section 2.3 of this Subordinated Indenture with respect to a particular series of Subordinated Securities, whenever for purposes of this Subordinated Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Subordinated Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Subordinated Securities of any series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Subordinated Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in The New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall be provided with such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Subordinated Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Subordinated Securities pursuant to the terms of this Subordinated Indenture.

Section 11.12. Judgment Currency.

                     The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Subordinated Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New

York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Subordinated Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Subordinated Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                  ARTICLE XII.

             REDEMPTION OF SUBORDINATED SECURITIES AND SINKING FUNDS

Section 12.1. Applicability of Article.

                     The provisions of this Article shall be applicable to the Subordinated Securities of any series which are redeemable before their Maturity or to any sinking fund for the retirement of Subordinated Securities of a series except as otherwise specified as contemplated by Section 2.3 for Subordinated Securities of such series.

Section 12.2. Notice of Redemption; Partial Redemptions.

                     Notice of redemption to the Holders of Registered Subordinated Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Subordinated Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Subordinated Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at



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such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Subordinated Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 3.9, in an Authorized Newspaper in Luxembourg), in each case, once in each of two successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Subordinated Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of such Subordinated Security of such series.

                     The notice of redemption shall include a description of the Subordinated Securities, including CUSIP number, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Subordinated Securities and, in the case of Subordinated Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Subordinated Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Subordinated Security, a new Subordinated Security or Subordinated Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                     The notice of redemption of Subordinated Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                     On or before the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and holder in trust as provided in
Section 3.4) an amount of money sufficient to redeem on the redemption date all the Subordinated Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 70 days prior to the date



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fixed for redemption, or such shorter period as shall be acceptable to the
Trustee, an Officer's Certificate stating the aggregate principal amount of Subordinated Securities to be redeemed, the redemption price and the date fixed for redemption. In case of a redemption at the election of the Company prior to the expiration of any restriction on such redemption, the Company shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

                     If less than all the Subordinated Securities of a series are to be redeemed, the Trustee shall select by lot, pro rata or in such manner as it shall deemed appropriate and fair, in its sole discretion, Subordinated Securities of such series to be redeemed in whole or in part. Subordinated Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Subordinated Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company in writing of the Subordinated Securities of such series selected for redemption and, in the case of any Subordinated Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Subordinated Indenture, unless the context otherwise requires, all provisions relating to the redemption of Subordinated Securities of any series shall relate, in the case of any Subordinated Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Subordinated Security which has been or is to be redeemed.

Section 12.3. Payment of Subordinated Securities Called for Redemption.

                     If notice of redemption has been given as above provided, the Subordinated Securities or portions of Subordinated Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Subordinated Securities at the redemption price, together with interest accrued to said date) interest on the Subordinated Securities or portions of Subordinated Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.5 and 10.4, such Subordinated Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Subordinated Indenture, and the Holders thereof shall have no right in respect of such Subordinated Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Subordinated Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Subordinated




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Securities or the specified portions thereof shall be paid and redeemed by the
Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Subordinated Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Subordinated Securities, to the Holder of such Registered Subordinated Securities registered as such on the relevant record date, subject to the terms and provisions of Section 2.3 and 2.7 hereof.

                     If the Company fails to deposit the funds for redemption with the Trustee and any Subordinated Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Subordinated Security) borne by such Subordinated Security.

                     If any Subordinated Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the amount of Subordinated Securities fixed for redemption shall be reduced by the amount of missing Coupons; provided, however, that the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                     Upon presentation of any Subordinated Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Subordinated Security or Subordinated Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Subordinated Security so presented.

Section 12.4. Exclusion of Certain Subordinated Securities from Eligibility for Selection for Redemption.

                     Subordinated Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.



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Section 12.5. Mandatory and Optional Sinking Funds.

                     The minimum amount of any sinking fund payment provided for by the terms of the Subordinated Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Subordinated Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

                     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Subordinated Securities in cash, the Company may at its option (a) deliver to the Trustee Subordinated Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Subordinated Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Subordinated Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Subordinated Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Subordinated Securities.

                     On or before the 60th day next preceding each sinking fund payment date for any series, the Company will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Subordinated Securities of such series and the basis for such credit, (b) stating that none of the Subordinated Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Subordinated Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the



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Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 60th day, to deliver such Officer's Certificate and Subordinated Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Subordinated Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

                     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency or ECU) if the Company shall so request with respect to the Subordinated Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Subordinated Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Subordinated Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Subordinated Securities of such series (or portions thereof) so selected. Subordinated Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or
(b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Subordinated Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Subordinated Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the



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redemption of Subordinated Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the Stated Maturity date of the Subordinated Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Subordinated Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Subordinated Securities of such series at Maturity.

                     On or before each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Subordinated Securities to be redeemed on the next following sinking fund payment date.

                     The Trustee shall not redeem or cause to be redeemed any Subordinated Securities of a series with sinking fund moneys or give any notice of redemption of Subordinated Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Subordinated Securities or of any Event of Default except that, where the giving of notice of redemption of any Subordinated Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Subordinated Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default be deemed to have been collected under Article V and held for the payment of all such Subordinated Securities. In case such Event of Default shall have been waived as provided in Section 5.14 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Subordinated Securities.

                            [Signature page follows]



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                     IN WITNESS WHEREOF, the parties hereto have caused this
Subordinated Indenture to be duly executed and attested as of the date first written above.

                                        QUADRAMED CORPORATION

                                        By: /s/ Keith Roberts
                                           -------------------------------------
                                             Name: Keith Roberts
                                             Title: Executive Vice President
                                                    and General Counsel
Attest:


By:
   -----------------------------

                                        THE BANK OF NEW YORK
                                        as Trustee

                                        By: /s/ Mary Beth A. Lewicki
                                           -------------------------------------
                                             Name: Mary Beth A. Lewicki
                                             Title: Assistant Vice President



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STATE OF CALIFORNIA   )
                      : ss.:
COUNTY OF MARIN       )

                     On the 30th day of April, 1998, before me personally came Keith Roberts, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President and General Counsel of QuadraMed Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


[NOTARIAL SEAL]                          /s/ Violet Caamano
                                        ----------------------------------------
                                        Notary Public



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